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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: December 23, 2003
               Date of earliest event reported: December 21, 2003

                                   PFIZER INC.
             (Exact name of registrant as specified in its charter)

      Delaware                    1-3619                         13-5315170
 (State or other             (Commission File                 (I.R.S. Employer
  Jurisdiction of                 Number)                    Identification No.)
  incorporation)

   235 East 42nd Street                                             10017
   New York, New York                                            (Zip Code)
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (212) 573-2323

Item 5. Other Events and Regulation FD Disclosure

On December 21, 2003, Pfizer Inc. announced that it had entered into an agreement (the "Agreement") to acquire Esperion Therapeutics, Inc., a biopharmaceutical company focused on the development of high density lipoprotein targeted therapies for the treatment of cardiovascular disease. Pursuant to this Agreement, Pfizer will commence a cash tender offer to acquire the shares of Esperion stock

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for $1.3 billion at a price of $35 per share, subject to certain conditions.
Copies of Pfizer's press release and the Agreement are included as Exhibits 99.1 and 99.2, respectively, to this report and are incorporated herein by reference.

Item 7(c). Exhibits

Exhibit 99.1 -Press Release of Pfizer Inc. dated December 21, 2003

Exhibit 99.2 -Agreement between Pfizer Inc. and Esperion Therapeutics, Inc.
              dated December 19, 2003

                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                          PFIZER INC.

                                          By:

                                             /s/Margaret M. Foran
                                             ----------------------------
                                             Margaret M. Foran
                                             Title: Vice President-Corporate
                                             Governance and Secretary

Dated: December 23, 2003

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                                  EXHIBIT INDEX

Exhibit No.                         Description

99.1             Press Release of Pfizer Inc. dated December 21, 2003

99.2             Agreement between Pfizer Inc. and Esperion Therapeutics, Inc.
                 dated December 19, 2003

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